Hobe & Lucas, CPAs, Inc.
5005 Rockside Road, Suite 430
Independence, Ohio 44131


                       CONSENT OF INDEPENDENT ACCOUNTANTS


We consent to the inclusion of our audit of the financial statements of C and E Holdings, Inc. as of May 31, 2000, and the three months then ended, as part of this Form 10-SB.


                                  /s/ Hobe & Lucas CPAs, Inc.

                                  Hobe & Lucas
                                  Certified Public Accountants, Inc.


Independence, Ohio
July 18, 2000